The following paragraph supplements the Prospectus dated July 29, l996 of the Gradison McDonald
     Established Value Fund, Growth and Income Fund,
     Opportunity Value Fund, and International Fund, by replacing the first full paragraph on page 21 of the
     Prospectus:

     Registered broker dealers, third party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of participants by the Funds' transfer agent. In such cases, the Funds may pay the entity a sub-transfer agency or recordkeeping fee.
     Certain entities receiving such fees may also receive
     12b-1 fees described in the next paragraph.